Filed Pursuant to Rule 497(a)

Registration No. 333-260203

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]
Issuer:	RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (Ticker: 'OPP')
Security:	Series B Cumulative Preferred Stock
Size:	$50mm (2mm shares)
Exp ratings:	Moodys: A1 (sf)*
Format:	SEC Registered
Maturity:	Perpetual
Price Talk:	[4.75 – 4.875]% area
Offer Price:	$25.00 per share
Pay Dates:	Quarterly, on the 15th February, May, August, November
First Pay:	February 15, 2022
Optional Redemption:	February 15, 2027 or anytime thereafter. The Fund reserves the right, however, to redeem the Series B Preferred Stock at any time if it is necessary, in the judgment of the Board, to maintain its status as a regulated investment company (see red for details)
UOP:	To repay borrowings under the Credit Facility and for general working capital purposes
DRD/QDI:	No, see red for details
CAD:	No
Listing:	New York Stock Exchange
Bookrunners:	UBS (physical), RBCCM
Settle:	T+5 (11/22/2021)
Timing:	Today’s Business

*	A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus and a preliminary prospectus supplement) with the U.S. Securities and Exchange Commission (SEC) for this offering. Before you invest, you should read the prospectus for this offering in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC, for more complete information about the issuer and this offering. You may get these documents for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the prospectus and preliminary prospectus supplement from UBS Securities LLC by calling 1-888-827-7275 or from RBC Capital Markets, LLC by calling 1-866-375-6829 or by email at rbcnyfixedincomeprospectus@rbccm.com

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